SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2018

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
On September 4, 2018 we announced that ProAssurance is partnering with Sure Med Compliance (SMC) to promote the use of SMC’s Care Continuity Program® (CCP) in an effort to help combat the opioid epidemic in the United States. The CCP helps physicians and other healthcare providers develop and maintain responsible prescribing practices for opioids and other scheduled medications by equipping them with tools to verify which patients are suitable for opioid therapy, identify those who have significant risk factors, and closely monitor the effects of treatment over time.

ITEM 8.01 OTHER EVENTS
Corporate Executive Trading Plan
Dr. Ross Taubman, the President of our podiatric insurance subsidiary, PICA, has entered into an individual written trading plan (a “10b5-1 Plan”), in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s insider trading policy.
Under the 10b5-1 Plan, Dr. Taubman will sell shares in one or more transactions, if the market price of ProAssurance common stock reaches or exceeds certain minimum price thresholds specified in the 10b5-1 Plan. No sales can be made under the 10b5-1 Plan until at least November 8, 2018.
Dr. Taubman has executed this 10b5-1 Plan as part of a long-planned diversification and estate-planning strategy. If all shares covered by the 10b5-1 Plan are sold, Dr. Taubman’s ownership will still substantially exceed the level of common stock ownership required under the Company’s stock ownership guidelines.
The transactions executed in accordance with the 10b5-1 Plan will be disclosed publicly through one or more Form 4 filings with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit # Description
99.1 News release issued on September 4, 2018 reporting our partnership with Sure Med Compliance to promote the use of SMC’s Care Continuity Program® in an effort to help combat the opioid epidemic in the United States.

The information we are furnishing under Items 7.01 and 9.01 of this Current Report on Form 8K, including Exhibit 99.1, are not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 4, 2018
PROASSURANCE CORPORATION

By: /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President

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